Warrants	12 Months Ended
Dec. 31, 2013
Warrants and Rights Note Disclosure [Abstract]
Warrants And Rights Note Disclosure [Text Block]
Note 8 – Warrants:

During the twelve months ended December 31, 2013, in conjunction with the Series A preferred stock financing (see Note 7), the Company issued warrants for 2,225,000 underlying shares, consisting of warrants for 900,000 underlying shares of common stock and warrants for 1,325,000 underlying shares of Series A preferred stock to the placement agents. Both warrants have a term of ten years. The strike price for the common stock warrants is $0.01 per share and the strike price for the Series A preferred stock warrants is $1.00 per share.

The 2,225,000 warrants issued during the twelve months ended December 31, 2013 were valued using the Black-Scholes option pricing model.  The following weighted average assumptions were used for these warrants; risk free interest rates of 2.70%; expected dividend yield of 0%; expected term of 10 years and expected volatility of 105.5%.  The weighted average remaining life of these warrants at December 31, 2013 was assumed to be 10 years. The total calculated fair value of these warrants as of December 31, 2013 is $2,020,813.

Of the $2,020,813 total fair value of warrants issued during the twelve months ended December 31, 2013, $806,428 has decreased Preferred Stock and increased paid-in-capital in the balance sheet and $1,214,385 has been recorded as an increase and decrease to preferred stock.